UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 26, 2026, Datavault AI Inc. (the “Company”) and Scilex Holding Company (“Scilex”) entered into a binding term sheet (the “Term Sheet”), which sets forth the principal terms and conditions of a proposed cash contribution and revenue participation arrangement between the Company and Scilex (the “Proposed Transaction”). Pursuant to the Term Sheet, and subject to the finalization of mutually agreeable definitive transaction documents and, ultimately, the satisfaction of certain customary closing conditions to be contained therein, it is expected that Scilex will make an upfront cash contribution to the Company in the amount of $120,000,000, to be paid in multiple closings, with the final closing to occur no later than December 31, 2026 (the “Upfront Payment”). The Company will use the proceeds from the Upfront Payment exclusively to fund the deployment of the Company’s quantum-ready graphics processing units (“GPUs”) infrastructure across an estimated 100 cities in the United States (the “Quantum-Ready Edge Network”), including build-out, equipment, related working capital, and reasonable overhead expenses directly attributable thereto.

In consideration of the Upfront Payment, the Company will become obligated to pay Scilex an amount equal to: (i) 30% of gross revenues recognized by the Company attributable exclusively to the Quantum-Ready Edge Network (the “Network Revenues”), until the aggregate amount of such payments to Scilex equals $250,000,000 (the “Interim Cap”), (ii) from and after the time that the Interim Cap has been reached, 15% of Network Revenues until the aggregate amount of such payments to Scilex (when combined with amounts applied to the Interim Cap) equals $1,200,000,000 (the “Additional Cap”), and (iii) from and after the time that the Additional Cap has been reached, 5% of Network Revenues during the remaining lifetime of the GPUs purchased using the Upfront Payment.

The Term Sheet includes customary provisions regarding transaction documents, including that the definitive agreement for the Proposed Transaction and related agreements and other documents will contain customary representations, warranties, covenants, indemnities, limitations on indemnity, termination provisions and other terms typical for transactions of this nature.

The Term Sheet is governed by Delaware law, contains customary confidentiality provisions, and will remain in effect until the execution of the definitive agreement for the transaction, unless otherwise terminated by the parties.

There can be no assurance that the definitive agreement and other transaction documents necessary to consummate the Proposed Transaction will be entered into, or that the Proposed Transaction will be consummated on the terms described herein or at all. The consummation the Proposed Transaction, including the satisfaction or waiver of the applicable closing conditions, are subject to numerous factors, many of which are outside the control of the Company, including market conditions, regulatory approvals, the actions of third parties, the ability of the parties to negotiate and execute the definitive agreement for the Proposed Transaction, and the achievement of specified operational and financial milestones, including certain conditions that depend on the business performance and operating results of the Company. The Term Sheet reflects terms that remain subject to further negotiation, modification and/or approval by the applicable boards of directors and may be terminated by the parties. Any such termination, or a failure by the parties to agree on the definitive agreement for the Proposed Transaction, could result in disputes or litigation relating to the interpretation, enforceability and/or performance of the provisions of the Term Sheet, which could be costly and/or time-consuming, divert management attention and/or otherwise adversely affect the financial condition or liquidity of the Company, including its ability to pursue or defend such claims. Accordingly, investors should not place undue reliance on the consummation of the Proposed Transaction, the ability of the Company and Scilex to consummate the Proposed Transaction or on the achievement of any related milestones or financial thresholds. Moreover, even if the Proposed Transaction is consummated, the Company may never achieve the purpose of the Proposed Transaction and the market value the Company is aiming to achieve may never materialize.

The foregoing description of the Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which the Company will file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Item 8.01. Other Events.

On April 27, 2026, the Company issued a press release announcing the entry into the Term Sheet for the Proposed Transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated April 27, 2026
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer